UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the stockholders of Helios and Matheson Analytics Inc. (the “Company”) at the Annual and Special Meeting of Stockholders held on October 27, 2017 (the “Meeting”). At the beginning of the Meeting, there were 7,616,423 shares of common stock present at the Meeting in person or by proxy, which represented 81.15% of the voting power of the shares of common stock entitled to vote at the Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on September 25, 2017. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2017.

1.       Each of the following nominees was elected to serve as a director until the next annual meeting or until the election and qualification of his or her successor.

Nominee	For	Withheld	Broker Non-Votes
Theodore Farnsworth	4,586,957	5,384	3,024,082
Muralikrishna Gadiyaram	4,584,911	7,430	3,024,082
Prathap Singh	4,584,079	8,262	3,024,082
Carl J. Schramm	4,586,744	5,597	3,024,082
Gavriel Ralbag	4,584,141	8,200	3,024,082

The following proposals were approved:

2.       To ratify the appointment of Rosenberg Rich Baker Berman & Company as the independent auditor of the Company for the year ending December 31, 2017.

For	Against	Abstentions	Broker Non-Votes
7,350,333	90,796	175,294	0

3.       To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
4,401,836	42,941	147,564	3,024,082

4.       To the extent required by Nasdaq Listing Rule 5635(d), to approve the issuance of shares of common stock of the Company upon conversion or exercise or otherwise pursuant to the terms of the Senior Secured Convertible Notes and the Warrant to Purchase Common Stock issued to an institutional investor on August 16, 2017.

For	Against	Abstentions	Broker Non-Votes
4,382,723	60,940	148,678	3,024,082

5.       To the extent required by Nasdaq Listing Rule 5635(c), to approve the issuance of equity compensation to certain officers and directors.

For	Against	Abstentions	Broker Non-Votes
4,348,036	86,341	157,964	3,024,082

6.       To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Annual Meeting

For	Against	Abstentions	Broker Non-Votes
6,820,372	592,237	203,814	0

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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

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